UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Illumina, Inc.
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On May 15, 2023, Illumina, Inc. (“Illumina”) issued the following press release in connection with Illumina’s 2023 Annual Meeting of Stockholders:

Illumina Sends Letter to Shareholders Detailing Why Illumina’s Nominees Far Outmatch Icahn’s Slate in Skills and Experience
●	Illumina’s director nominees bring deep commercial, scientific and business experience from leading organizations including Microsoft, Symantec, and Medco-UBC
●	Leading proxy advisory firm ISS has recommended Illumina shareholders vote FOR Illumina CEO Francis deSouza and Board member Robert Epstein
●	Icahn’s associates bring ZERO relevant experience and ZERO independence
●	Illumina requests shareholders to vote the WHITE proxy card today FOR all nine of Illumina’s director nominees
●	Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time)
●	For more information, visit www.IlluminaForward.com

SAN DIEGO, May 15, 2023 /PRNewswire/ -- Illumina (NASDAQ: ILMN), a global leader in DNA sequencing and array-based technologies, today issued a shareholder letter outlining the purpose-built mix of skills Illumina’s nominees bring to the Board compared to Carl Icahn’s unqualified associates, each of whom lack relevant experience and independence.
Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, recommends Illumina shareholders vote FOR Illumina CEO Francis deSouza and Board member Robert Epstein. In a report dated May 12, 2023, ISS noted that Icahn’s associates – Jesse Lynn, Andrew Teno, and Vincent Intrieri – “are largely interchangeable,” further stating that Icahn “is seeking to replace the company's Chairman, CEO, and longest-tenured director with a three-member slate that is relatively homogenous. All three are investment professionals who work or worked for Icahn for years.”
Illumina is pleased that ISS recognizes the strength of Illumina’s Board and supports its best-in-class governance practices. ISS’s recommendation that shareholders reject two of Icahn’s associates is recognition that Illumina has the right skill sets and experiences on its Board to advance the company’s strategic goals for value creation.
It’s also important for Illumina shareholders to know that Carl Icahn’s firm, Icahn Enterprises LP (NASDAQ: IEP), revealed on May 10, 2023, that the U.S. Attorney’s office for the Southern District of New York has launched a federal investigation into the company’s practices. Two of Icahn’s nominees – Jesse Lynn, general counsel, and Andrew Teno, a senior portfolio manager – currently work at IEP, the entity being investigated by authorities.
The federal investigation into governance matters and other issues was launched one day after a well-known analysis firm, Hindenburg Research, issued a lengthy and highly critical report that accused Carl Icahn’s IEP of inflating valuations for IEP’s less liquid and private assets, as well as using cash from new investors to pay dividends to existing investors. “Such Ponzi-like economic structures are sustainable only to the extent that new money is willing to risk being the last one ‘holding the bag,’” the Hindenburg report concluded.
Illumina holds itself to the highest standards of performance and value creation and is dedicated to executing its innovation roadmap to empower genomic breakthroughs. The company is laser-focused on taking the steps necessary to immediately and consistently improve performance on a number of critical dimensions – revenue growth, cost management, and innovation – and will regularly engage with shareholders to provide updates on progress on these measures. Illumina recently committed to higher margins in 2024 and 2025 and announced plans to reduce annualized run rate costs by more than $100 million starting later this year. Conversely, to date Icahn has not offered anything resembling a strategy to improve performance.

Illumina’s Board of Directors requests that shareholders protect the value of their investment and future of the company by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees and not for Carl Icahn’s unfit three associates. The Annual Meeting will be held on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting, no matter how many or how few shares they own.
The full text of the letter follows:
VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS
May 15, 2023
Dear Shareholder,
This is a critical time for your investment in Illumina. We are quickly approaching our 2023 Annual Meeting, scheduled for May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time), and we need your vote in support of Illumina. Please vote the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees.
Investor Carl Icahn has been campaigning to replace our deeply experienced Board nominees Francis deSouza, CEO, Robert Epstein, MD, and John Thompson, Chair of the Board, with three of his unfit associates. Illumina’s Board does not endorse Carl Icahn and believes the election of his three associates would detract from Illumina’s long-term strategy. Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn. Icahn’s attempt to position his associates as street-smart financial experts is, like most of his campaign, nonsensical. His nominees have no successful operating experience in senior management roles, unlike many of Illumina’s directors (including those he is seeking to replace).
To that end, Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, has recommended Illumina shareholders vote FOR eight of Illumina’s highly qualified director nominees. In a report dated May 12, 2023, ISS noted that Icahn’s associates – Jesse Lynn, Andrew Teno, and Vincent Intrieri – “are largely interchangeable,” further stating that Icahn “is seeking to replace the company's Chairman, CEO, and longest-tenured director with a three-member slate that is relatively homogenous. All three are investment professionals who work or worked for Icahn for years.”
Illumina is pleased that ISS recognizes the strength of Illumina’s Board and supports its best-in-class governance practices. ISS’s recommendation that shareholders reject two of Icahn’s associates is recognition that Illumina has the right skill sets and experiences on its Board to advance the company’s strategic goals for value creation.

It’s also important for Illumina shareholders to know that Carl Icahn’s firm, Icahn Enterprises LP (NASDAQ: IEP), revealed on May 10, 2023, that the U.S. Attorney’s office for the Southern District of New York has launched a federal investigation into the company’s practices. Two of Icahn’s nominees – Jesse Lynn, general counsel, and Andrew Teno, a senior portfolio manager – currently work at IEP, the entity being investigated by authorities.
The federal investigation into governance matters and other issues was launched one day after a well-known analysis firm, Hindenburg Research, issued a lengthy and highly critical report that accused Carl Icahn’s IEP of inflating valuations for IEP’s less liquid and private assets, as well as using cash from new investors to pay dividends to existing investors. “Such Ponzi-like economic structures are sustainable only to the extent that new money is willing to risk being the last one ‘holding the bag,’” the Hindenburg report concluded.

Illumina’s Board is highly qualified with deep industry experience and expertise
Our nominees bring extensive and diverse business, financial, operating, regulatory and scientific backgrounds in the life sciences and technology sectors, and have presided over the growth of biotech companies, run public life sciences and technology companies, and brought world-class products to market. The three Illumina nominees that Icahn has decided to target far outmatch Icahn’s own slate in skills and expertise.

Illumina has laid out strategies to create additional value by improving both the top and bottom line
Illumina holds itself to the highest standards of performance and value creation and is dedicated to executing its innovation roadmap to empower genomic breakthroughs. The company is laser-focused on taking the steps necessary to immediately and consistently improve performance on a number of critical dimensions – revenue growth, cost management, and innovation – and will regularly engage with shareholders to provide updates on progress on these measures. Illumina recently committed to higher margins in 2024 and 2025 and announced plans to reduce annualized run rate costs by more than $100 million starting later this year. Conversely, to date Icahn has not offered anything resembling a strategy to improve performance.
To further advance the company’s strategic goals for value creation, Illumina has an ongoing Board refreshment process and has developed profiles for two new directors, based on the skills that would help Illumina achieve its strategic objectives over the next five years and beyond. This rigorous process began by evaluating more than 85 candidates, and culminated with the selection of two finalists. The Board did not complete its evaluation prior to the relevant deadlines for the Annual Meeting, and anticipates that the process will continue after the Annual Meeting.

Illumina’s director nominees bring deep commercial, scientific and business experience from leading organizations including Microsoft, Symantec, and Medco-UBC
Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders. Carl Icahn is determined to replace three experienced, proven, and vetted company nominees with objectively weaker ones. Icahn’s increasingly desperate claims – diversions woven from nonsense ideas he presents as facts – are intended to distract from basic truth that he and his nominees possess no actionable plan for Illumina.

FRANCIS DESOUZA, ILLUMINA CEO
●	10 years of experience in the genomics industry
●	Significantly expanded Illumina’s commercial footprint, achieving an 11% CAGR in revenue over the last five years and growing revenue from $2.2 billion to $4.6 billion since becoming CEO in 2016
●	Founded two successful technology startups
●	History of successfully developing and commercializing new technologies from incubation stage
●	More than a decade of senior-level roles at Microsoft and Symantec

ROBERT EPSTEIN, MD
●	35 years of experience in diagnostic and biopharmaceutical reimbursement, both as a developer of evidence and as a payor
●	Understands the risks and opportunities associated with operating in markets regulated by the FDA and other global regulatory bodies
●	Current independent chair at Veracyte, director at Fate Therapeutics, and CEO of Epstein Health LLC
●	Previous Chief Medical Officer of Medco-UBC, overseeing acquisitions in the healthcare and life science services spaces

JOHN THOMPSON, CHAIR OF THE BOARD
●	More than 40 years of experience leading companies through periods of transformative growth and value creation
●	Current director at Microsoft; as previous chair and lead independent director, led the appointment of Satya Nadella as CEO
●	During Microsoft tenure, the company delivered a total shareholder return (TSR) of 885%
●	In 10 year tenure as CEO at Symantec, grew revenue from $600 million to $6 billion and delivered a TSR of 819%
●	At Symantec, ranked by Harvard Business Review as one of The Best-Performing CEOs in the World

Icahn’s nominees are not right for Illumina’s Board
Carl Icahn’s associates – Jesse Lynn, Andrew Teno, and Vincent Intrieri – are all current or former employees of Icahn who “answer to” him, in Icahn’s own words.1 They are NOT independent, will NOT act in the best interest of Illumina’s shareholders, and have NO expertise in Illumina’s core business. Icahn’s associates’ only qualification appears to be their allegiance to him.
Illumina’s Nominating/Corporate Governance Committee assessed Icahn’s associates and unanimously determined NOT to recommend them to the Board.

JESSE LYNN
	●	No biotech experience as an executive or a director
	●	Already overboarded with 4 public board directorships
●
No additive skills – “broad business, legal and administration experience, experience as a public company director and experience in a variety of industries” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	General Counsel at IEP, which is being investigation by U.S. Attorney for the Southern District of New York for governance and other matters
ANDREW TENO
	●	No biotech experience as an executive or a director
	●	Would be overboarded with 4 public board directorships
●
No additive skills – “broad business and investment experience, experience as a public company director…and familiarity with national and international business matters” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	Portfolio Manager at Icahn Capital, the investment arm of IEP, which is being investigated by the U.S. Attorney for the Southern District for governance and other matters
VINCENT INTRIERI
	●	No biotech experience as an executive or a director
●
No additive skills – “expertise in finance and accounting, international operations, strategy and public company governance” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	Former Senior Managing Director at Icahn Capital, the investment arm of IEP, which is being investigated by the U.S. Attorney for the Southern District for governance and other matters

1 Per 2 Mar 2023 conversation between Illumina and Carl Icahn.

Carl Icahn’s campaign of factual inaccuracies and verifiably false claims should not distract shareholders from understanding his own agenda. His associates’ only qualification appears to be their allegiance to him.
We urge you to protect your investment from Icahn’s self-serving and disruptive campaign. Please reject all three of Carl Icahn’s associates by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.
PLEASE VOTE THE WHITE PROXY CARD TODAY
Your Board recommends that you vote the WHITE proxy card FOR ALL NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. Please note that if you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts. Additional information related to the Annual Meeting can be found at IlluminaForward.com.
On behalf of Illumina’s Board of Directors, we appreciate your investment in Illumina and ask for your continued support.
Sincerely,
Board of Directors
Illumina, Inc.
YOUR VOTE IS IMPORTANT!
Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.
If you have any questions, or need assistance in voting your shares please call our proxy solicitor:
INNISFREE M&A INCORPORATED
1 (800) 422-8620
(toll-free from the U.S. and Canada)
or
+1 (412) 232-3651
(from other countries)
Remember, if you hold your shares in more than one account,
you will receive separate notifications for each account.
Please be sure to vote ALL your accounts
using the WHITE proxy card relating to each account.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It
Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.
Note regarding GRAIL
The European Commission adopted an order on September 6, 2022 prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length.
Participants
Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:
Salli Schwartz
858-291-6421
IR@illumina.com

Media:
David McAlpine
347-327-1336
PR@illumina.com
Steve Lipin
Gladstone Place Partners
212-230-5930

On May 15, 2023, the following letter was shared with Illumina’s shareholders in connection with Illumina’s 2023 Annual Meeting of Stockholders:

VOTE USING THE WHITE PROXY CARD TODAY IN SUPPORT OF ILLUMINA’S NINE HIGHLY QUALIFIED DIRECTORS

May 15, 2023

Dear Shareholder,

This is a critical time for your investment in Illumina. We are quickly approaching our 2023 Annual Meeting, scheduled for May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time), and we need your vote in support of Illumina. Please vote the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees.

Investor Carl Icahn has been campaigning to replace our deeply experienced Board nominees Francis deSouza, CEO, Robert Epstein, MD, and John Thompson, Chair of the Board, with three of his unfit associates. Illumina’s Board does not endorse Carl Icahn and believes the election of his three associates would detract from Illumina’s long-term strategy. Icahn’s nominees bring NO additive skills, NO relevant industry experience, and NO independence from Icahn. Icahn’s attempt to position his associates as street-smart financial experts is, like most of his campaign, nonsensical. His nominees have no successful operating experience in senior management roles, unlike many of Illumina’s directors (including those he is seeking to replace).

To that end, Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, has recommended Illumina shareholders vote FOR eight of Illumina’s highly qualified director nominees. In a report dated May 12, 2023, ISS noted that Icahn’s associates – Jesse Lynn, Andrew Teno, and Vincent Intrieri – “are largely interchangeable,” further stating that Icahn “is seeking to replace the company's Chairman, CEO, and longest-tenured director with a three-member slate that is relatively homogenous. All three are investment professionals who work or worked for Icahn for years.”

Illumina is pleased that ISS recognizes the strength of Illumina’s Board and supports its best-in-class governance practices. ISS’s recommendation that shareholders reject two of Icahn’s associates is recognition that Illumina has the right skill sets and experiences on its Board to advance the company’s strategic goals for value creation.

It’s also important for Illumina shareholders to know that Carl Icahn’s firm, Icahn Enterprises LP (NASDAQ: IEP), revealed on May 10, 2023, that the U.S. Attorney’s office for the Southern District of New York has launched a federal investigation into the company’s practices. Two of Icahn’s nominees – Jesse Lynn, general counsel, and Andrew Teno, a senior portfolio manager – currently work at IEP, the entity being investigated by authorities.

The federal investigation into governance matters and other issues was launched one day after a well-known analysis firm, Hindenburg Research, issued a lengthy and highly critical report that accused Carl Icahn’s IEP of inflating valuations for IEP’s less liquid and private assets, as well as using cash from new investors to pay dividends to existing investors. “Such Ponzi-like economic structures are sustainable only to the extent that new money is willing to risk being the last one ‘holding the bag,’” the Hindenburg report concluded.

Illumina’s Board is highly qualified with deep industry experience and expertise

Our nominees bring extensive and diverse business, financial, operating, regulatory and scientific backgrounds in the life sciences and technology sectors, and have presided over the growth of biotech companies, run public life sciences and technology companies, and brought world-class products to market. The three Illumina nominees that Icahn has decided to target far outmatch Icahn’s own slate in skills and expertise.

Illumina has laid out strategies to create additional value by improving both the top and bottom line

Illumina holds itself to the highest standards of performance and value creation and is dedicated to executing its innovation roadmap to empower genomic breakthroughs. The company is laser-focused on taking the steps necessary to immediately and consistently improve performance on a number of critical dimensions – revenue growth, cost management, and innovation – and will regularly engage with shareholders to provide updates on progress on these measures. Illumina recently committed to higher margins in 2024 and 2025 and announced plans to reduce annualized run rate costs by more than $100 million starting later this year. Conversely, to date Icahn has not offered anything resembling a strategy to improve performance.

To further advance the company’s strategic goals for value creation, Illumina has an ongoing Board refreshment process and has developed profiles for two new directors, based on the skills that would help Illumina achieve its strategic objectives over the next five years and beyond. This rigorous process began by evaluating more than 85 candidates, and culminated with the selection of two finalists. The Board did not complete its evaluation prior to the relevant deadlines for the Annual Meeting, and anticipates that the process will continue after the Annual Meeting.

Illumina’s director nominees bring deep commercial, scientific and business experience from leading organizations including Microsoft, Symantec, and Medco-UBC

Illumina firmly believes that it has the right team and strategy in place to deliver long-term sustainable value for shareholders. Carl Icahn is determined to replace three experienced, proven, and vetted company nominees with objectively weaker ones. Icahn’s increasingly desperate claims – diversions woven from nonsense ideas he presents as facts – are intended to distract from basic truth that he and his nominees possess no actionable plan for Illumina.

FRANCIS DESOUZA, ILLUMINA CEO
●	10 years of experience in the genomics industry
●	Significantly expanded Illumina’s commercial footprint, achieving an 11% CAGR in revenue over the last five years and growing revenue from $2.2 billion to $4.6 billion since becoming CEO in 2016
●	Founded two successful technology startups
●	History of successfully developing and commercializing new technologies from incubation stage
●	More than a decade of senior-level roles at Microsoft and Symantec

ROBERT EPSTEIN, MD
●	35 years of experience in diagnostic and biopharmaceutical reimbursement, both as a developer of evidence and as a payor
●	Understands the risks and opportunities associated with operating in markets regulated by the FDA and other global regulatory bodies
●	Current independent chair at Veracyte, director at Fate Therapeutics, and CEO of Epstein Health LLC
●	Previous Chief Medical Officer of Medco, overseeing acquisitions in the healthcare and life science services spaces

JOHN THOMPSON, CHAIR OF THE BOARD
●	More than 40 years of experience leading companies through periods of transformative growth and value creation
●	Current director at Microsoft; as previous chair and lead independent director, led the appointment of Satya Nadella as CEO
●	During Microsoft tenure, the company delivered a total shareholder return (TSR) of 885%
●	In 10 year tenure as CEO at Symantec, grew revenue from $600 million to $6 billion and delivered a TSR of 819%
●	At Symantec, ranked by Harvard Business Review as one of The Best-Performing CEOs in the World

Icahn’s nominees are not right for Illumina’s Board

Carl Icahn’s associates – Jesse Lynn, Andrew Teno, and Vincent Intrieri – are all current or former employees of Icahn who “answer to” him, in Icahn’s own words.1 They are NOT independent, will NOT act in the best interest of Illumina’s shareholders, and have NO expertise in Illumina’s core business. Icahn’s associates’ only qualification appears to be their allegiance to him.

Illumina’s Nominating/Corporate Governance Committee assessed Icahn’s associates and unanimously determined NOT to recommend them to the Board.

JESSE LYNN
	●	No biotech experience as an executive or a director
	●	Already overboarded with 4 public board directorships
●
No additive skills – “broad business, legal and administration experience, experience as a public company director and experience in a variety of industries” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	General Counsel at IEP, which is being investigation by U.S. Attorney for the Southern District of New York for governance and other matters
ANDREW TENO
	●	No biotech experience as an executive or a director
	●	Would be overboarded with 4 public board directorships
●
No additive skills – “broad business and investment experience, experience as a public company director…and familiarity with national and international business matters” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	Portfolio Manager at Icahn Capital, the investment arm of IEP, which is being investigated by the U.S. Attorney for the Southern District for governance and other matters
VINCENT INTRIERI
	●	No biotech experience as an executive or a director
●
No additive skills – “expertise in finance and accounting, international operations, strategy and public company governance” do not bring anything new or fill any gaps in experiences for Illumina’s Board

	●	Former Senior Managing Director at Icahn Capital, the investment arm of IEP, which is being investigated by the U.S. Attorney for the Southern District for governance and other matters

1 Per 2 Mar 2023 conversation between Illumina and Carl Icahn.

Carl Icahn’s campaign of factual inaccuracies and verifiably false claims should not distract shareholders from understanding his own agenda. His associates’ only qualification appears to be their allegiance to him.

We urge you to protect your investment from Icahn’s self-serving and disruptive campaign. Please reject all three of Carl Icahn’s associates by voting the WHITE proxy card today FOR all nine of the company’s highly qualified director nominees. The Annual Meeting will be held virtually on May 25, 2023, at 10:00 am Pacific Time (1:00 pm Eastern Time). Shareholders of record as of close of business on April 3, 2023, are entitled to vote at the meeting.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Your Board recommends that you vote the WHITE proxy card FOR ALL NINE of Illumina’s nominees. We urge you NOT to vote using any gold proxy card from Carl Icahn or Icahn Partners LP and certain of its affiliates. Please disregard and discard any gold proxy card. Please note that if you inadvertently voted using Icahn’s gold proxy card, you may cancel that vote simply by voting again TODAY using the company’s WHITE proxy card. Only your latest-dated vote counts. Additional information related to the Annual Meeting can be found at IlluminaForward.com.

On behalf of Illumina’s Board of Directors, we appreciate your investment in Illumina and ask for your continued support.

Sincerely,

Board of Directors
Illumina, Inc.

YOUR VOTE IS IMPORTANT!

Please follow the easy instructions on the enclosed WHITE proxy card or in the accompanying email.

If you have any questions, or need assistance in voting your shares please call our proxy solicitor:

INNISFREE M&A INCORPORATED

1 (800) 422-8620
(toll-free from the U.S. and Canada)
or
+1 (412) 232-3651
(from other countries)

Remember, if you hold your shares in more than one account,
you will receive separate notifications for each account.
Please be sure to vote ALL your accounts
using the WHITE proxy card relating to each account.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Note regarding GRAIL

The European Commission adopted an order on September 6, 2022 prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length.

Participants

Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

On May 15, 2023, Illumina updated its website www.IlluminaForward.com, which contains information relating to Illumina’s 2023 Annual Meeting of Stockholders. A copy of the updated website content (other than that previously filed) can be found below:

The following are advertisements by Illumina appearing on several websites beginning on May 15, 2023: